American Century Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT

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GIFTRUST® FUND

Supplement  dated December 17, 2008, to be effective  March 1, 2009 * Prospectus dated March 1, 2008

THE FOLLOWING REPLACES THE FIRST SENTENCE OF THE SECTION WHAT ARE THE FUND'S
PRIMARY INVESTMENT STRATEGY AND PRINCIPAL RISKS? ON PAGE 2.

The portfolio managers look for stocks of companies of all sizes they believe will increase in value over time, using an investment strategy developed by
American Century Investments.

THE FOLLOWING REPLACES THE SECOND BULLET POINT ON PAGE 2.

SMALL AND MID CAP STOCKS - The fund may invest in mid-sized and smaller companies which may present greater opportunities for capital growth than larger companies, but may be more volatile and subject to greater risk.

THE FOLLOWING REPLACES THE SECTION HOW DOES THE FUND PURSUE ITS INVESTMENT
OBJECTIVE? ON PAGE 6.

The fund's benchmark will change from the Russell Midcap Growth Index to the
Russell 3000 Growth Index.

HOW DOES THE FUND PURSUE ITS INVESTMENT OBJECTIVE?

The portfolio managers look for stocks of companies of all sizes they believe will increase in value over time, using an investment strategy developed by
American Century Investments. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using American Century Investments' extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers' principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund's assets primarily in
U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund's statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the portfolio managers believe it is prudent, the fund may invest a portion of its assets in debt securities, options, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations, except convertible debt securities, which may be rated below investment grade. Futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks.
The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

The Giftrust Fund is intended for investors who want to give a one-time gift to another individual, but want that gift to have the potential to grow over time
(at least 18 years) in an aggressive equity fund that seeks long-term capital growth. Investors wanting to make such a gift must be willing to give up control over the gift and accept the risks associated with the fund's investment strategy.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the statement of additional information.

THE FOLLOWING REPLACES THE FIRST SENTENCE IN THE THIRD PARAGRAPH IN THE SECTION
WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND? ON PAGE 7.

The fund may invest in medium-sized and smaller companies, which may be more volatile and subject to greater short-term risk.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-63871 0812